Exhibit 10.10

SECOND AMENDMENT

TO

SUBLEASE AGREEMENT

Date:	November 12, 2012

Sublessor:	DEL WEBB CORPORATION, a Delaware corporation

Sublessee:	SPECTRUM PHARMACEUTICALS, INC, a Delaware corporation

RECITALS

A.	Sublessor and Sublessee previously entered into that certain Sublease Agreement dated as of December 2, 2010, as amended by that certain First Amendment To Sublease Agreement, dated November 16, 2011 (collectively, the “Sublease”).

B.	Defined terms appear in this Second Amendment to Sublease Agreement (this “Second Amendment”) with the first letter of each word in the term capitalized. Unless otherwise defined herein, defined terms appearing in this Second Amendment shall have the meanings attributed to them in the Sublease.

C.	Sublessor and Sublessee agree that the Sublease Premises shall be increased to include Suite 200 totaling approximately 2670 rentable square feet on the second floor shown on Attachment 1 attached to this Second Amendment (“Additional Space”), all upon the terms and conditions in the Sublease and this Second Amendment.

AGREEMENT

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows:

1.	Each of the recitals set forth above are hereby incorporated herein by this reference and are made a part hereof.

2.	Notwithstanding anything to the contrary contained in the Sublease, Sublessor and Sublessee agree as follows:

(i)	The Additional Space shall become part of the Sublease Premises on November 15, 2012 (“Additional Space Commencement Date”), subject to all the terms and conditions of the Sublease;

(ii)	Beginning on the Additional Space Commencement Date, the Base Rent for the Additional Space shall be as follows:

(a)	Beginning on the Additional Space Commencement Date through May 31, 2013, the Base Rent for the Additional Space shall be Four Thousand Five and 00/100 Dollars ($4,005.00) per month.

(b)	Commencing on June 1, 2013, through April 30, 2014, the Base Rent for the Additional Space shall be Four Thousand One Hundred Thirty-Eight and 50/100 Dollars ($4,138.50) per month.

(iii)	Sublessee has inspected the Additional Space and accepts it in its “AS-IS” condition.

(iv)	Sublessee shall pay to Sublessor upon the execution of this Second Amendment an amount equal to Four Thousand Five and 00/100 Dollars ($4,005.00) for the Base Rent due for the Additional Space;

(vi)	Sublessee shall not have to increase the existing Security Deposit for the Additional Space; and

(vii)	Effective on the Additional Space Commencement Date, Exhibit A attached to the Sublease shall be replaced and superseded by Exhibit A attached to this Second Amendment, which shall show all the space being sublet by Sublessee from Sublessor.

3.	This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all parties may execute this Second Amendment by facsimile signature, or by email with an attached executed pdf of the Second Amendment, and any such facsimile signature, or pdf delivered by email, shall be deemed an original signature.

4.	The Sublease, as amended and supplemented hereby by this Second Amendment, is hereby ratified, confirmed, and approved, and shall remain in full force and effect.

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Second Amendment as of the date first written above.

SUBLESSOR:

DEL WEBB CORPORATION, a Delaware corporation

By:	/s/ Gregory M. Nelson
Name:	Gregory M. Nelson
Its:	V.P.

SUBLESSEE:

SPECTRUM PHARMACEUTICALS, INC, a Delaware corporation

By:	/s/ Brett L. Scott
Name:	Brett L. Scott
Its:	Senior V.P., Acting CFO

OPEN OFFICE
RECEPTION
OFFICE
OPEN OFFICE

EXISTING OFFICE at
ANTHEM EXECUTIVE CENTER - SUTIE 200

DLR Group
(702) 269-6616
FAX (702) 269-6625
WWW.DLRGROUP.COM
DLR Group of Nevada, Inc.
6775 edmond st., suite 260
las vegas, nv 89118

Project	33-12183-00
Date	11/07/12
Drawn by	LSO
Checked by	LSO
Drawing Number	01

Copyright © 2009 by DLR Group of Nevada, Inc.